EXHIBIT 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) and
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing by Wincroft, Inc. (the "Company") of the Annual Report on Form 10-KSB for the period ending March 31, 2007 (the "Report"), I, Bartly J Loethen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: July 16, 2007	/s/ Bartly J. Loethen
Bartly J. Loethen
Chief Executive Officer